                               GUIDESTONE FUNDS

           Flexible Income Fund                 Money Market Fund
           Growth & Income Fund               Low-Duration Bond Fund
        Capital Opportunities Fund          Medium-Duration Bond Fund
            Global Equity Fund             Extended-Duration Bond Fund
          Flexible Income Fund I                Equity Index Fund
          Growth & Income Fund I                Value Equity Fund
       Capital Opportunities Fund I             Growth Equity Fund
           Global Equity Fund I               Small Cap Equity Fund
                                            International Equity Fund

                            2401 Cedar Springs Road
                           Dallas, Texas 75201-1498

March 13, 2006

Dear Shareholder:

   The enclosed Information Statement discusses actions that have been taken with respect to the above-listed series ("Funds") of GuideStone Funds (the "Trust"). The Board of Trustees of the Trust and GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources"), a majority shareholder of each of the Funds, have approved: (1) the election of a trustee to the Trust's Board of Trustees, effective December 20, 2005; and
(2) an increase of 0.03% in the Growth Equity Fund's overall management fee and annual net expenses as a result of an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management, and Sands Capital Management, Inc.

   This is not a proxy. We are not asking you for a proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to provide you with information regarding the election of a trustee and the increase in fees with respect to the Growth Equity Fund as approved by the Board and by GuideStone Financial Resources.

   If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your response and your continued support.

                                                  Very truly yours,

                                                  /s/ John R. Jones
                                                  -----------------------------
                                                  John R. Jones
                                                  President

                               GUIDESTONE FUNDS

           Flexible Income Fund                 Money Market Fund
           Growth & Income Fund               Low-Duration Bond Fund
        Capital Opportunities Fund          Medium-Duration Bond Fund
            Global Equity Fund             Extended-Duration Bond Fund
          Flexible Income Fund I                Equity Index Fundr
          Growth & Income Fund I                Value Equity Fund
       Capital Opportunities Fund I             Growth Equity Fund
           Global Equity Fund I               Small Cap Equity Fund
                                            International Equity Fund

                            2401 Cedar Springs Road
                           Dallas, Texas 75201-1498

                               -----------------

                             INFORMATION STATEMENT

                               -----------------

                                March 13, 2006

   This document is an Information Statement for shareholders of the above referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of GuideStone Funds (the "Trust"), and is being furnished to you in lieu of a proxy statement. GuideStone Capital Management serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Fund's principal underwriter is PFPC Distributors, Inc. ("Distributor"), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about March 13, 2006 to the shareholders of record as of March 1, 2006 (the "Record Date").

   This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to provide you with information regarding the following: (1) the election of an individual by GuideStone Financial Resources of the Southern Baptist Convention ("GuideStone Financial Resources") to serve as a trustee on the Trust's Board of Trustees; and (2) an increase of 0.03% in the Growth Equity Fund's overall management fee and annual net expenses as a result of an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management, and Sands Capital Management, Inc. ("Sands"), a sub-adviser to the Growth Equity Fund.

   The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Funds' most recent annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStone.org.

   As disclosed in the Funds' prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of GuideStone Capital Management, controls the vote on any matter that requires shareholder approval.

   Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of March 1, 2006 there were issued and outstanding the following numbers of shares of each Fund:

                                              GS2             GS4            GS6           GS8
Fund                                         Class           Class          Class         Class
----                                     -------------- --------------- ------------- -------------
Flexible Income Blended Fund                             22,054,102.418 1,343,552.342   586,322.497
Growth & Income Blended Fund                             90,067,740.625 1,484,455.701   642,039.220
Capital Opportunities Blended Fund                       67,654,247.745   713,235.390   606,448.569
Global Equity Fund                                       58,084,397.458 1,237,621.145   516,137.952
Flexible Income Blended Fund I            5,356,741.484
Growth & Income Blended Fund I           21,099,081.179
Capital Opportunities Blended Fund I     12,787,519.979
Global Equity Fund I                      9,033,133.956
Money Market Fund                        91,340,233.720 725,739,701.840 4,616,334.500 5,180,465.880
Low-Duration Bond Fund                   11,584,938.967  62,718,278.758 1,256,271.354   555,979.531
Medium-Duration Bond Fund                11,791,910.125  73,922,877.963 1,510,559.199   587,020.404
Extended-Duration Bond Fund               6,807,615.586  26,658,009.979 1,804,797.703   638,154.395
Equity Index Fund                         6,371,314.252  23,749,277.606 1,199,603.470   541,317.715
Value Equity Fund                        14,610,875.986  72,864,259.948 1,403,377.113   525,032.373
Growth Equity Fund                       15,493,755.779  76,186,038.569 1,037,875.125   521,631.534
Small Cap Equity Fund                     5,440,916.349  29,877,405.027 1,395,974.179   513,045.495
International Equity Fund                11,725,630.176  63,961,028.002 1,313,740.670   429,705.967

   Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of the Funds as of the Record Date.

                 ELECTION OF TRUSTEE TO THE BOARD OF TRUSTEES

   GuideStone Financial Resources, as majority shareholder of each Fund, has elected Franklin Morgan to the Trust's Board of Trustees, effective
December 20, 2005. Prior to Mr. Morgan's election, the Board was comprised of seven Trustees: Gerald B. Jones and Barry Dale Hartis, both of whom are "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), and Joseph A. Mack, James Ray Taylor, Michael R. Buster, William Craig George and Kevin P. Mahoney, each of whom is not an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"). More information about Mr. Morgan is set forth below.

   Mr. Morgan was nominated for election on December 20, 2005 by the Independent Trustees of the Trust and elected by GuideStone Financial Resources as majority shareholder of each Fund. The election of Mr. Morgan was effective as of December 20, 2005, and he has consented to serve as an Independent Trustee to the Trust and to be named in this Information Statement.

   The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below. To the knowledge of GuideStone Capital Management, the executive officers, and the Trustees of the Trust, as a group, beneficially owned less than 1% of any class of any Fund as of March 1, 2006.

Trustees and Officers of the Trust

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                                    Term of Office                                                Complex   Other Trusteeships/
Name (Date of Birth), Address and   and Length of            Principal Occupation(s)              Overseen     Directorships
      Position(s) with Trust         Time Served               During Past 5 Years               by Trustee   Held by Trustee
---------------------------------   -------------- --------------------------------------------  ---------- -------------------
                                              NEWLY ELECTED INDEPENDENT TRUSTEE

Franklin Raymond Morgan (6/1/43)      Since 2005   Retired - Senior Vice President, Director of      17            None
23914 Seven Winds                                  International Administration, Prudential
San Antonio, TX 78258                              Securities, Inc., January 1962-May 2003
Trustee

                                                     INDEPENDENT TRUSTEES

Michael R. Buster (11/18/57)          Since 2002   Executive Pastor, Prestonwood Baptist             17            None
3656 Bridle Road                                   Church, 1989 - present
Prosper, TX 75078
Trustee

William Craig George (7/8/58)         Since 2004   Regional loan administrator, Sun Trust Bank,      17            None
617 Glen Eden Drive                                1995 - present.
Raleigh, NC 27612
Trustee

                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                                    Term of Office                                           Complex   Other Trusteeships/
Name (Date of Birth), Address and   and Length of          Principal Occupation(s)           Overseen     Directorships
      Position(s) with Trust         Time Served             During Past 5 Years            by Trustee   Held by Trustee
---------------------------------   -------------- ---------------------------------------- ---------- -------------------
Joseph A. Mack (11/22/39)             Since 2002   Director, Office of Public Policy, South    17             None
186 Preserve Lane                                  Carolina Baptist Convention, 1999 -
Columbia, SC 29209                                 present; Deputy Director, SC
Trustee                                            Retirement Systems.

Kevin P. Mahoney (7/26/57)            Since 2004   Executive Pastor,                           17             None
First Baptist Church                               FBC West Balm Beach, FL, July 2000 -
1101 South Flagler Drive                           present;
West Palm Beach, FL 33401                          Administrative Pastor,
Trustee                                            FBC Merritt Island, FL,
                                                   June 1995 - June 2000.


James Ray Taylor (10/19/33)           Since 2002   Retired since 1994.                         17             None
3009 Tanglewood Park West
Fort Worth, TX 76109
Trustee


                                                INTERESTED TRUSTEES /(2)/

Barry Dale Hartis (10/6/45)           Since 2005   Certified Public Accountant, 1976 -         17             None
12 Waxwing Cove                                    present; Vice President of Business and
Greensboro, NC 27455                               Finance, Greensboro College, January
Trustee                                            1998 - June 30, 2005.


Gerald B. Jones (5/24/32)             Since 2000   Owner, Jones Motorcars, Inc. 1957 -         17      Bank of Arkansas -
Jones Motorcars, Inc.                              present.                                                 Director
3535 N. College Avenue
Fayetteville, AR 72703-5108
Trustee

                                           OFFICERS WHO ARE NOT TRUSTEES /(3)/

Jeffrey P. Billinger (12/5/46)        Since 2000   Executive Officer and Treasurer,            N/A            N/A
2401 Cedar Springs Road                            GuideStone Financial Resources of the
Dallas, TX 75201-1407                              Southern Baptist Convention, 1995 -
Vice President and Treasurer                       present.

Rodric E. Cummins (6/28/57)           Since 2000   Executive Officer and Chief Investment      N/A            N/A
2401 Cedar Springs Road                            Officer, GuideStone Financial
Dallas, TX 75201-1407                              Resources of the Southern Baptist
Vice President and Investment                      Convention, 1998 - present.
Officer

John R. Jones (12/6/53)               Since 2000   Executive Vice President and Chief          N/A            N/A
2401 Cedar Springs Road                            Operating Officer, GuideStone
Dallas, TX 75201-1407                              Financial Resources of the Southern
President                                          Baptist Convention, 1995 - present.

Rodney R. Miller (5/23/53)            Since 2000   General Counsel, Legal and                  N/A            N/A
2401 Cedar Springs Road                            Compliance, GuideStone Financial
Dallas, TX 75201-1407                              Resources of the Southern Baptist
Vice President, Secretary and                      Convention, 1995 - present.
Chief Legal Officer

                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                                    Term of Office                                          Complex   Other Trusteeships/
Name (Date of Birth), Address and   and Length of          Principal Occupation(s)          Overseen     Directorships
      Position(s) with Trust         Time Served             During Past 5 Years           by Trustee   Held by Trustee
---------------------------------   -------------- --------------------------------------- ---------- -------------------

Patty A. Weiland (8/25/59)            Since 2000   Executive Officer, GuideStone Financial    N/A             N/A
2401 Cedar Springs Road                            Resources of the Southern Baptist
Dallas, TX 75201-1407                              Convention, 2006 - present; Director,
Vice President                                     Mutual Funds, GuideStone Financial
                                                   Rsources of the Southern Baptist
                                                   Convention, 2000-2006.

--------
(1)Each Trustee serves for an indefinite term, until his successor is elected or until his resignation, removal or mandatory retirement. Officers serve at the pleasure of the Board of Trustees.
(2)Messrs. Jones and Hartis are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)The executive officers of the Trust may be deemed to be affiliates of GuideStone Capital Management due to their positions with GuideStone Capital Management and/or GuideStone Financial Resources.

   During the fiscal year ended December 31, 2005, the Board held four quarterly and three special meetings. None of the Trustees attended fewer than 75% of the Board meetings held during the fiscal year.

Beneficial Ownership of Shares Held in the Funds by Each Trustee

   The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of March 1, 2006.

                                                                     Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                     Investment Companies Overseen by
                      Dollar Range of Equity Securities in each        Trustee within the Family of
Name of Trustee                Portfolio of the Trust                      Investment Companies
---------------   -------------------------------------------------- --------------------------------
                                         INTERESTED TRUSTEES

Gerald B. Jones   NONE                                                       NONE

Barry Dale Hartis $10,001-$50,000 in the Flexible Income Fund                Over $100,000
                  $10,001-$50,000 in the Growth & Income Fund
                  $10,001-$50,000 in the Capital Opportunities Fund
                  $10,001-$50,000 in the Low-Duration Bond Fund
                  $10,001-$50,000 in the Medium-Duration Bond Fund

                                        INDEPENDENT TRUSTEES

Joseph A. Mack    $10,001-$50,000 in the Growth & Income Fund                $50,001-$100,000
                  $50,001-$100,000 in the Capital Opportunities Fund

James Ray Taylor  NONE                                                       NONE

                                                                      Aggregate Dollar Range of Equity
                                                                        Securities in All Registered
                                                                      Investment Companies Overseen by
                        Dollar Range of Equity Securities in each       Trustee within the Family of
Name of Trustee                  Portfolio of the Trust                     Investment Companies
---------------      ------------------------------------------------ --------------------------------
MichaelR. Buster     Over $100,000 in the Value Equity Fund                    Over $100,000
                     Over $100,000 in the Growth Equity Fund
                     $1-$10,000 in the International Equity Fund
                     Over $100,000 in the Small Cap Equity Fund
                     $10,001-$50,000 in the Medium-Duration Bond Fund

William Craig George NONE                                                      NONE

Kevin P. Mahoney     $10,001-$50,000 in the Value Equity Fund                  Over $100,000
                     $10,001-$50,000 in the Growth Equity Fund
                     $10,001-$50,000 in the Small Cap Equity Fund
                     Over $100,000 in the Global Equity Fund

   As of March 1, 2006, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of GuideStone Capital Management, the Trust's sub-advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with GuideStone Capital Management, the Trust's sub-advisers or the Distributor.

Compensation

   The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

   Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Messrs. Mahoney and Buster are beneficiaries of the Church Annuity Plan sponsored by GuideStone Financial Resources.

Committees

   Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Mahoney and Morgan. Pursuant to its charter, the Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies on the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders holding a majority of shares may also nominate and select persons to serve in these positions. Resumes or other information may be sent to the Assistant Secretary of the Trust, Tina Payne, Assistant Secretary, 301 Bellevue Parkway, 2/nd/ Floor, Wilmington, Delaware, 19809. During the fiscal year ended December 31, 2005, there were two meetings of the Nominating Committee.

   A copy of the Trust's Nominating Committee Charter is attached hereto as Appendix B.

   Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Mahoney and Morgan. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2005, there were three meetings of the Audit Committee. A copy of the Trust's Audit Committee Charter was filed with the SEC on August 17, 2005.

   Valuation Committee. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust and employees of GuideStone Financial Resources and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's portfolio securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad-hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended December 31, 2005, there were four meetings of the Valuation Committee.

                            GROWTH EQUITY FUND ONLY

    Approval of Increase in Overall Management Fee and Annual Net Expenses

Introduction

   At a regular in-person meeting held on February 24, 2006 (the "Meeting"), the Board of Trustees, including a majority of the Independent Trustees of the Trust, voted to approve an amendment to the fee schedule of the sub-advisory agreement among the Trust, GuideStone Capital Management and Sands, on behalf of the Growth Equity Fund (the "Amended Sub-Advisory Agreement"), which will result in a 0.03% increase to the Fund's overall management fee and annual net expenses. Subsequently, GuideStone Financial Resources, as the majority shareholder of the Growth Equity Fund, approved, by written consent, such changes in the Fund's sub-advisory arrangement and such increase in the Fund's fees.

   At its Meeting, the Board considered whether the approval of the Amended Sub-Advisory Agreement with Sands was reasonable and fair to the Fund and its shareholders. Before approving the Amended Sub-Advisory Agreement, the Board evaluated Sands' performance, compliance materials and fee and expense information. The Board also considered GuideStone Capital Management's assessments that the investment strategy employed by Sands remains complementary to that of the Fund's other sub-advisers, and continues to enable the Fund to meet its investment objective.

   In considering the Amended Sub-Advisory Agreement, the Board, including the Independent Trustees advised by legal counsel, considered a number of factors, including the favorable past performance of Sands management of its portion of the Fund and information regarding investment management experience, personnel, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes.

   The Board considered information about the potential of Sands to experience economies of scale as the Fund grows in size. The Board also considered the fee proposed to be charged by Sands as compared with the fees charged by the other sub-advisers to the Fund. The Board reviewed profitability information with regard to Sands' arrangement with the Fund and noted that it was satisfied that Sands' profits were not excessive in the past. The Board noted that the Fund, and not GuideStone Capital Management, pays fees to each of the sub-advisers directly, and except for GuideStone Capital Management's agreement to temporarily waive the increase in the overall management fee as described below, the profitability of GuideStone Capital Management will not be affected by the approval of the Amended Sub-Advisory Agreement. The Board considered potential ancillary benefits anticipated to be received by Sands and its affiliates as a result of the arrangement with the Fund. The Board concluded that any potential benefits to be derived by the Amended Sub-Advisory Agreement included potential access to research resources, larger assets under management and reputational benefits, were consistent with those generally derived by sub-advisers to mutual funds.

   Although the Fund's overall management fees and annual net expenses will increase by 0.03% of average net assets, the Board found the compensation payable to Sands to bear a reasonable relationship to the services to be rendered and to be fair and equitable (see the section entitled "Comparison of Management Fees").

   The Board also considered its plans to perform a full review of the Amended Sub-Advisory Agreement pursuant to Section 15(c) of the 1940 Act at its regularly scheduled May Board meeting, which will occur approximately three weeks after the effective date of the Amended Sub-Advisory Agreement. In light of the continuity of investment management under the Amended Sub-Advisory Agreement, the short period between the effective date of the Agreement and the upcoming full review, and the information provided by GuideStone Capital Management and Sands, the Board considered the information provided to it sufficient for its consideration of the Amended Sub-Advisory Agreement. After review and discussion of the above factors, the Board, including all of the Independent Trustees, unanimously approved the Amended Sub-Advisory Agreement.

   On September 18, 2003, the Board approved Sands to provide sub-advisory services with respect to a portion of the assets of the Fund, in accordance with an exemptive order of the U.S. Securities and Exchange Commission which permits the Board to appoint new sub-advisers for the Fund without shareholder approval. Sands, along with Marsico Capital Management, LLC, Northern Trust Investments, N.A., RCM Capital Management LLC, and TCW Investment Management Company, currently serve as sub-advisers to the Fund. The previous sub-advisory agreement with Sands was last approved by the Board, including a majority of the Independent Trustees, on May 10, 2005. More information about Sands can be found in Appendix C.

   No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Sands. No officer or Trustee of the Trust has, directly or indirectly, any material interest in Sands or any person controlling, controlled by or under common control with Sands. In addition, since September 18, 2003, no Trustee of the Trust has had any material interest, directly or indirectly, in any material transaction or any material proposed transaction to which Sands, any parent or subsidiary of Sands or any subsidiary of a parent of such entity was or is to be a party.

Description of the Amended Sub-Advisory Agreement

   It is anticipated that the Amended Sub-Advisory Agreement will become effective on or about May 1, 2006. Except as to compensation and effective date, the terms of the Amended Sub-Advisory Agreement are substantially identical in all respects to the existing sub-advisory agreements among the Trust, GuideStone Capital Management and the other entities that serve as sub-advisers to the Fund. The Amended Sub-Advisory Agreement will continue in effect for an initial term of one year. Thereafter, the Amended Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

   Under the Amended Sub-Advisory Agreement, Sands will continue to manage the assets of the Fund that are allocated to it by GuideStone Capital Management. Sands has discretion, pursuant to its Amended Sub-Advisory Agreement, to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund's objectives, policies and restrictions, and the more specific strategies and guidelines provided by GuideStone Capital Management. Although Sands is subject to the overall supervision of the Board and officers of the Trust and by GuideStone Capital Management, these parties do not evaluate the investment merits of specific securities transactions.

   The Amended Sub-Advisory Agreement does not protect Sands against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Amended Sub-Advisory Agreement. The Amended Sub-Advisory Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund's investment advisory agreement with GuideStone Capital Management. Any party thereto also may terminate the Amended Sub-Advisory Agreement without penalty at any time, immediately upon written notice to the other parties. The investment objective, principal policies, restrictions and principal risks of the Fund will not change as a result of the approval of the Amended Sub-Advisory Agreements.

Comparison of Management Fees

   Prior to the effectiveness of the Amended Sub-Advisory Agreement, each Class of the Fund paid a management fee of 0.83% of average daily net assets. For the fiscal year ended December 31, 2005, the Fund paid $11,152,992 in advisory fees. The advisory fees paid reflect a contractual agreement by GuideStone Capital Management to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class, and 1.69% for the GS8 Class. If expenses fell below the expense limitations noted above within three years after GuideStone Capital Management made a waiver or a reimbursement, the Fund could reimburse GuideStone Capital Management up to an amount not to exceed the expense limitation.

   The approval of the Amended Sub-Advisory Agreement with Sands will result in an increase of 0.03% in the Fund's overall management fee and annual net expenses. This additional fee will be paid directly to Sands, and the profitability of GuideStone Capital Management will not be affected except to the extent of the temporary fee waiver described below. GuideStone Capital Management will not in any way benefit from the fee increase. Each Class of the Fund will pay a management fee of approximately 0.86% of average daily net assets. If the new management fee had been in effect for the fiscal year ended December 31, 2005, the Fund would have paid $11,630,740 in advisory fees or 1.04% of the aggregate advisory fees actually paid in that fiscal year. In addition, the fee waivers and expense reimbursements provided by GuideStone Capital Management and approved by the Board at its Meeting reflect the 0.03% increase in the overall management fees and annual net expenses, which will not be waived by the GuideStone Capital Management. The advisory fees that will be paid will reflect a contractual agreement by GuideStone Capital Management to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.90% for the GS2 Class, 1.02% for the GS4 Class, 1.42% for the GS6 Class, and 1.72% for the GS8 Class. The expense limitations approved at the Meeting will remain in place until April 30, 2007. If expenses fall below the new expense limitations within three years after GuideStone Capital Management makes a waiver or a reimbursement, the Fund may reimburse GuideStone Capital Management up to an amount not to exceed the expense limitation.

   GuideStone Capital Management has agreed to temporarily waive the 0.03% increase in the overall management fees and annual net expenses until May 17, 2006, to provide the Fund's shareholders with 60 days' notice of the increase in the overall management fees and annual net expenses paid by the Fund.

   The following tables illustrate the fees and expenses currently applicable if you buy and hold the GS2, GS4, GS6 and GS8 shares of the Fund, as well as pro forma fees and expenses, which reflect the 0.03% increase in the Fund's overall management fee and annual net expenses.

                                                GS2    Pro Forma   GS4    Pro Forma
                                              12/31/05    GS2    12/31/05    GS4
                                              -------- --------- -------- ---------
Shareholder Fees
(Fees paid directly from your investment)       None      None     None      None
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Management fee                                  0.83%     0.86%    0.83%     0.86%

Distribution (12b-1) fee                        None      None     None      None

Other expenses /(1)/                            0.06%     0.06%    0.25%     0.25%
                                               -----     -----    -----     -----
Total annual operating expenses                 0.89%     0.92%    1.08%     1.11%

Fee waiver and expense reimbursement /(2)/     (0.02)%   (0.02)%  (0.09)%   (0.09)%
                                               -----     -----    -----     -----
Net expenses /(3)/                              0.87%     0.90%    0.99%     1.02%

                                                GS6    Pro Forma   GS8    Pro Forma
                                              12/31/05    GS6    12/31/05    GS8
                                              -------- --------- -------- ---------
Shareholder Fees
(Fees paid directly from your investment)       None      None     None      None
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Management fee                                  0.83%     0.86%    0.83%     0.86%

Distribution (12b-1) fee                        0.10%     0.10%    0.30%     0.30%

Other expenses /(1)/                            0.54%     0.54%    0.75%     0.75%
                                               -----     -----    -----     -----
Total annual operating expenses                 1.47%     1.50%    1.88%     1.91%

Fee waiver and expense reimbursement /(2)/     (0.13)%   (0.08)%  (0.19)%   (0.19)%
                                               -----     -----    -----     -----
Net expenses /(3)/                              1.34%     1.42%    1.69%     1.72%

--------
(1)"Other expenses" include blue sky, printing, transfer agency and shareholder servicing fees which are class specific.
(2)Previously, the Investment Adviser agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class and 1.69% for the GS8 Class. Additionally, the Investment Adviser voluntarily waived 0.15% for the GS6 Class for the period January 1, 2005 through April 18, 2005. The Investment Adviser will continue to waive fees and reimburse expenses; however, the Adviser will not waive fees and reimburse expenses with respect to the 0.03% increase in the management fee. Therefore, the Investment Adviser will continue to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments to broker-dealers, to 0.90% for the GS2 Class, 1.02% for the GS4 Class, 1.42% for the GS6 Class and 1.72% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2007.
(3)The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the net annual fund operating expenses by 0.01% for the GS2, GS4, GS6 and GS8 Classes.

Example

   This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

..  You reinvested all dividends and other distributions.

..  The Fund's average annual return was 5%.

..  The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                          1 Year 3 Years* 5 Years* 10 Years*
                          ------ -------- -------- ---------
GS2                        $ 89    $282    $  491   $1,095
GS2 - Pro Forma            $ 92    $291    $  507   $1,130

GS4                        $101    $335    $  588   $1,313
GS4 - Pro Forma            $104    $344    $  604   $1,348

GS6                        $136    $452    $  792   $1,754
GS6 - Pro Forma            $139    $462    $  808   $1,787

GS8                        $172    $573    $1,002   $2,199
GS8 - Pro Forma            $175    $582    $1,017   $2,231

   The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

--------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on April 30, 2007. Thus, the 3, 5 and 10 Years example reflects the waiver and reimbursement only for the first year.

   Sands employs investment advisory strategies for which it charges a higher fee rates higher than that of other sub-advisers managing assets of the Fund. GuideStone Capital Management, the Board and GuideStone Financial Resources believe the investment performance associated with Sands will compensate the Fund for the higher fees. Confidence in Sands is based on demonstrated performance history and the benefits of its established investment strategy and philosophy.

   Although the Fund's overall management fees and annual net expenses will increase by 0.03% of average net assets, the Board found the compensation payable to bear a reasonable relationship to the services to be rendered and to be fair and equitable. Among other things, the Board considered information provided by GuideStone Capital Management, which showed that the increase associated with higher sub-advisory fees, would result in the Fund's annual net expenses being in the first quartile of comparable mutual fund peers, a level that remains favorable to the Fund with regard to expense competitiveness.

   For the reasons stated above, the Board and GuideStone Financial Resources, as controlling shareholder of the Fund, approved the increase in fees associated with the Amended Sub-Advisory Agreement.

Portfolio Transactions in the Growth Equity Fund

   For the fiscal year ended December 31, 2005, the Fund did not execute transactions through broker-dealers affiliated with the Fund's sub-advisers directing the transactions.

                                    By Order of the Board of Trustees,

                                    /s/ John R. Jones
                                    ----------------------------------
                                    John R. Jones
March 13, 2006                      President

                                  APPENDIX A

     Shareholders Owning Beneficially or of Record More than 5% of a Fund

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      11,578,803     52%

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                       7,111,737     32%

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS4 Class                      ENDOWMENT FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                       1,358,588      6%

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      52,630,380     58%

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     434,696,412     33%

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      42,807,666     63%

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      20,091,343     30%

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      34,166,674     59%

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      16,016,237     28%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     217,909,846     30%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     121,652,043     17%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY
GS4 Class                      MKT LIQ VALUE EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     66,937,393      9%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY
GS4 Class                      MKT LIQ GROWTH EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     57,485,825      8%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES MONEY
GS4 Class                      MKT LIQ INT'L EQUITY FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     36,633,114      5%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES
GS4 Class                      FLEXIBLE INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     17,627,724     28%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES
GS4 Class                      GROWTH AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     14,644,092     23%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     11,947,655     19%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      5,881,403      9%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES
GS4 Class                      INSURANCE FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      5,202,812      8%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      PRESERVATION FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,711,015      6%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     23,278,155     31%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     18,814,647     25%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     9,611,674      13%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      PRESERVATION FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     5,195,300       7%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES
GS4 Class                      INSURANCE FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     4,917,238       7%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     4,083,932       6%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     8,710,241      33%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     7,125,346      27%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     4,493,542      17%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,596,350      13%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     2,112,517       8%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     7,612,046      32%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     4,345,171      18%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS4 Class                      EQUITY BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,305,587     14%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      2,487,310     10%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      2,460,034     10%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      2,283,310     10%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS4 Class                      EQUITY BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     16,278,707     22%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     14,598,457     20%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     13,423,742     18%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     10,765,851     15%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      9,154,565     13%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      4,902,366      7%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS4 Class                      EQUITY BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     16,361,363     21%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     14,943,882     20%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     13,435,651     18%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     11,898,468     16%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     10,833,889     14%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      6,257,986      8%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      9,691,178     32%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      4,809,340     16%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS4 Class                      EQUITY BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      4,521,094     15%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES
                               BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,824,289     13%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      2,947,631     10%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      2,771,150      9%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
International Equity Fund      GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS4 Class                      EQUITY BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     13,979,019      22%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS4 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                     12,213,604      19%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS4 Class                      OPPORTUNITIES
                               BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     11,838,060      19%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH
GS4 Class                      AND INCOME BLENDED FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     10,032,672      16%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES CHAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      9,241,884      14%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES CAP
GS4 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      4,622,731       7%

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS6 Class                      ENDOWMENT FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,343,552     100%

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS6 Class                      PROTECTION BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,484,456     100%

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES
GS6 Class                      PROTECTION BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                        713,235     100%

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES
GS6 Class                      OPERATING FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,237,621     100%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES
GS6 Class                      OPERATING FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      4,616,335     100%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,256,271     100%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,510,559     100%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,804,798     100%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,199,603     100%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,403,377     100%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,037,875     100%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,395,974     100%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS6 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,313,741     100%

Flexible Income Fund I         GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      4,324,720      81%

Flexible Income Fund I         GUIDESTONE FINANCIAL RESOURCES
GS2 Class                      BAYLOR UNIVERSITY RET PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                        939,896      18%

Growth & Income Fund I         GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     13,605,062      65%

Growth & Income Fund I         GUIDESTONE FINANCIAL RESOURCES
GS2 Class                      BAYLOR UNIVERSITY RET PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,809,581      18%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Growth & Income Fund I         GUIDESTONE FINANCIAL RESOURCES EMPLOYER
GS2 Class                      ASSET PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,281,544     16%

Capital Opportunities Fund I   GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     11,172,171     87%

Capital Opportunities Fund I   GUIDESTONE FINANCIAL RESOURCES
GS2 Class                      BAYLOR UNIVERSITY RET PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,396,682     11%

Global Equity Fund I           GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                      7,075,207     78%

Global Equity Fund I           GUIDESTONE FINANCIAL RESOURCES BAYLOR
GS2 Class                      UNIVERSITY RET PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,867,905     21%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     72,164,628     79%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES
GS2 Class                      OPERATING FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                      5,709,990      6%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FLEXIBLE
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                      4,399,139     38%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                      3,782,829     33%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                      1,249,791     11%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                        881,371      8%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                        741,657      6%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     6,624,508      56%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     2,250,255      19%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     1,482,791      13%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       861,392       7%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     2,838,890      42%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     1,732,181      25%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       993,225      15%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       962,794      14%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     3,327,346      52%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       773,126      12%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES
GS2 Class                      GLOBAL EQUITY FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       742,015      12%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       707,386      11%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       643,871      10%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS2 Class                      EQUITY FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,492,464      24%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,318,723      23%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,233,849      22%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     2,946,029      20%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       781,055       5%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     4,341,674      28%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS2 Class                      EQUITY FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,415,487      22%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,233,721      21%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     3,166,448      20%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     2,708,683      50%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS2 Class                      EQUITY FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       815,420      15%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       795,650      15%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                       744,398      14%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES GROWTH &
GS2 Class                      INCOME FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     2,184,219      19%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES GLOBAL
GS2 Class                      EQUITY FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     2,173,716      19%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES CAPITAL
GS2 Class                      OPPORTUNITIES FUND I
                               PO BOX 2190
                               DALLAS TX 75221-2190                     2,123,130      18%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES CAP
GS2 Class                      PO BOX 2190
                               DALLAS TX 75221-2190                     2,118,199      18%

International Equity Fund      NORTHERN TRUST CO CUST FBO CHURCH OF
GS2 Class                      THE NAZARENE PENSION
                               PO BOX 92956
                               CHICAGO IL 60675-2956                    1,289,297      11%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS2 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       701,048       6%

Flexible Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      ENDOWMENT FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                       575,778      98%

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      PROTECTION BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       583,317      91%

Growth & Income Fund           GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      ER 403(B) RETIREMENT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                        58,224       9%

Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      PROTECTION BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       529,146      87%

                                                                        Number and Percentage
                                                                        of Shares Owned as of
                                                                            March 1st, 2006
                                                                        *(Percentage of shares
                                                                         owned rounded to the
                                                                            nearest whole
Name of Fund                        Shareholder Name and Address             percentage)
------------                   ---------------------------------------  ---------------------
Capital Opportunities Fund     GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      ER 403(B) RETIREMENT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                        76,698      13%

Global Equity Fund             GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      OPERATING FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                       494,999      96%

Money Market Fund              GUIDESTONE FINANCIAL RESOURCES
GS8 Class                      OPERATING FUND
                               PO BOX 2190
                               DALLAS TX 75221-2190                     5,141,768      99%

Low-Duration Bond Fund         GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       555,885     100%

Medium-Duration Bond Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       586,965     100%

Extended-Duration Bond Fund    GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       638,058     100%

Equity Index Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       540,743     100%

Value Equity Fund              GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       524,380     100%

Growth Equity Fund             GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       521,376     100%

Small Cap Equity Fund          GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       512,195     100%

International Equity Fund      GUIDESTONE FINANCIAL RESOURCES FIXED
GS8 Class                      BENEFIT PLAN
                               PO BOX 2190
                               DALLAS TX 75221-2190                       429,032     100%

                                  APPENDIX B

                     CHARTER FOR THE NOMINATING COMMITTEE

                                      OF

                               GUIDESTONE FUNDS

                     CHARTER FOR THE NOMINATING COMMITTEE

                                      OF

                               GUIDESTONE FUNDS

   This Charter sets forth the authority and responsibilities of the Nominating Committee of the Board of Trustees (the "Board") of GuideStone Funds (the "Company"). The Nominating Committee shall be composed entirely of all members of the Board who are not "interested persons" of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Disinterested Trustees").

Powers and Responsibilities

1. The Nominating Committee shall make nominations for Disinterested Trustee membership on the Board and shall evaluate candidates' qualifications for Board membership and their independence from each Fund of the Company, GuideStone Capital Management (the "Manager"), investment sub-advisors and other principal service providers. Persons selected must not be "interested persons" of the Trust as that term is defined in the 1940 Act. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationship with the Manager, investment sub-advisors or the other principle service providers. In determining nominees' qualifications for Board membership, the Nominating Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In accordance with
   Article II, Section 4 of the Trust Instrument then in effect, Shareholders may make nominations for Disinterested Trustee membership. Notwithstanding whether a nomination for Disinterested Trustee membership is made by Shareholders or the Nominating Committee, only the Shareholders, by a vote of a majority of outstanding shares, may elect a Disinterested Trustee.

2. The Nominating Committee shall periodically review the continued independence of the current Disinterested Trustees.

3. The Nominating Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

5. The Nominating Committee shall review this Charter at least annually and recommend any changes to the full Board.

Term of Nominating Committee Members

   Each member of the Nominating Committee shall serve until his or her resignation, removal or mandatory retirement from the Board or the Committee, or until a successor is appointed thereto. Nominating Committee members shall designate the Chair of the Nominating Committee.

Meetings

   The Nominating Committee shall normally meet at least annually. Additional meetings shall be held as deemed appropriate by the Chair of the Nominating Committee. A quorum for purposes of conducting a Nominating Committee meeting shall be more than 50% of the members then serving. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner.

Adopted by the Board of
Trustees November 8, 2005

                                  APPENDIX C

                         MORE INFORMATION ABOUT SANDS

  Sands is located at 1001 19th Street North, Suite 1450, Arlington, Virginia
                                    22209.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors or general partners of Sands:

Name                              Title / Principal Occupation                Address
----                           ----------------------------------  ------------------------------
Frank M. Sands, Sr., CFA       Chairman, Chief Executive Officer   1100 Wilson Blvd., Suite 3050,
                               and Chief Investment Officer        Arlington, VA 22209
                               (since Feb. 1992)

Frank M. Sands, Jr., CFA       President, Director of Research     1100 Wilson Blvd., Suite 3050,
                               and Senior Portfolio Manager        Arlington, VA 22209
                               (since July 2000)

Robert C. Puff, Jr.            Vice Chairman, (since July 2002)    1100 Wilson Blvd., Suite 3050,
                               formerly CIO of American Century    Arlington, VA 22209
                               Investment Management, Inc.

Robert C. Hancock              Managing Director, Chief Operating  1100 Wilson Blvd., Suite 3050,
                               Officer, Chief Compliance Officer,  Arlington, VA 22209
                               and Treasurer (since April 2004)

   Listed below is information regarding the controlling persons or entities of Sands. For this purpose, control has the same definition as found in the 1940 Act.

Controlling Person/Entity                                           Nature of Controlling
and Address                             Basis of Control           Person/Entity's Business
-------------------------      ----------------------------------  ------------------------
Frank M. Sands, Sr., CFA*      CEO & Chief Investment Officer      Chief Executive Officer
Frank M. Sands, Jr., CFA*      President & Director of Research    Portfolio Management
Robert C. Puff, Jr.*           Vice Chairman                       Vice Chairman
Robert C. Hancock*             COO, CCO, and Treasurer             COO, CCO, and Treasure
Sands Family Trust, LLC*       Manager                             Manager

--------
* 1100 Wilson Boulevard, Suite 3050, Arlington, Virginia 22209

   Sands also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Growth Equity Fund, at the fee rates set forth below.

                                    Approximate Net Assets
                                    as of December 31, 2005                  Annual Investment
Fund                                     (in millions)                         Advisory Fee
----                                ----------------------- ---------------------------------------------------
FRIC Tax Managed Growth Fund*               $ 78.7*         0.30% on the first $250 mil
                                                            0.25% on the next $250 mil
                                                            0.20% on the next $500 mil
                                                            0.15% on all assets over $1 bil*

Constellation Sands Capital Select          $327.3          0.50% on the first $100 mil
  Growth Fund                                               0.45% on all assets over $100 million
                                                            Plus a performance adjustment of +/- 0.1125% based
                                                            on the performance of the portfolio relative to the
                                                            benchmark index

Constellation Sands Capital                 $598.9          0.45% on all assets
Institutional Growth Portfolio

--------
* Effective 1/1/06, the fee schedule for FRIC Tax Managed Growth Fund is 0.45% on all assets

                                      C-2